Exhibit 10.8

RIGHT OF FIRST REFUSAL AND
CORPORATE OPPORTUNITIES AGREEMENT

THIS RIGHT OF FIRST REFUSAL AND CORPORATE OPPORTUNITIES AGREEMENT (this “ Agreement”) is made as of July 2, 2007 by and among Camden Learning Corporation, a Delaware corporation (the “ Company”), Camden Partners Strategic Fund III, L.P. and Camden Partners Strategic Fund III-A, L.P. (collectively with Camden Partners Strategic Fund III, L.P. the “ Camden  III Funds”), in connection with the Company’s proposed public offering of Units pursuant to a registration statement on Form S-1, filed by the Company with the Securities and Exchange Commission (as amended, the “ Registration Statement”).

RECITALS

WHEREAS, the Camden III Funds are the sole members of Camden Learning, LLC, the sponsor of the Company, and the Company and the Camden III Funds share certain officers and directors; and

WHEREAS, because each of the Company and the Camden III Funds will be seeking business opportunities in the education industry, the parties have made this Agreement to clarify the business opportunities for which each party shall have the right of first refusal.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Right of First Refusal . For the term specified in Section 2 of this Agreement and subject to subsections (b), (c) and (e) of this Section 1 , each of the Camden III Funds hereby grants to the Company a right of first refusal as follows:

(a)   Each of the Camden III Funds shall first present any investment or acquisition opportunity in a business or businesses in the education industry whose aggregate fair market value is at least equal to 80% of the balance of the Company’s trust account (as described in the Registration Statement), to a committee of the Company’s independent directors, and will not enter into any agreement to purchase or invest in such business or businesses until the Company’s committee of independent directors determines, within the time frame and manner specified below, whether or not to pursue such business opportunity.

(b)   Notwithstanding anything to the contrary in this Agreement, the Company agrees that any such business entity with respect to which any of the Camden III Funds has initiated any contacts or entered into any discussions or negotiations, formal or informal, regarding the Camden III Funds’ acquisition of, or investment in, such business prior to the completion of the Company’s offering, as set forth in the Registration Statement, will not be a potential acquisition target for Company, unless the Camden III Funds decline to pursue such business opportunity and notify Company of the same in writing.

(c)   After review of any potential corporate opportunity, the Company may release the right of first refusal set forth in this Section 1 with respect to such corporate opportunity. Decisions by the Company to release either of the Camden III Funds to pursue such corporate opportunity within the education industry will be made by a majority of the Company’s independent directors.

(d)   As used herein, the term “ Business Combination” (as described more fully in the Registration Statement) shall mean a merger, capital stock exchange, asset acquisition, or other similar business combination between the Company and one or more operating businesses in the education industry.

(e)   Each of the Camden III Funds whose general partner, principals, directors, officers or employees become aware of a corporate opportunity which is subject to this Agreement shall provide written notice of the business opportunity to the Company pursuant to this right of first refusal within five (5) business days of its identification of the corporate opportunity. Any right of first refusal granted shall expire ninety (90) days from the date of the written notice, provided that, during such ninety (90) - day period, the Company has failed to commence discussions with any third party regarding a Business Combination.

2. Term . This Agreement shall become effective on its execution and shall remain in effect for a period to expire upon the earlier of (i) the consummation by the Company of a Business Combination or (ii) 24 months following the consummation of the Company’s offering pursuant to the Registration Statement.

3. Notices . All notices or communications hereunder shall be in writing, addressed as follows:

To the Company:

Camden Learning Corporation
500 East Pratt Street
Suite 1200
Baltimore, MD 21202
Attn: David L. Warnock

with copies to:

Douglass S. Ellenoff, Esq.
Ellenoff, Grossman & Schole LLP
370 Lexington Avenue, 19 th Floor
New York, New York 10017

If to Camden III Funds:

Camden Partners Strategic Fund III
500 East Pratt Street
Suite 1200
Baltimore, MD 21202
Attn: Donald W. Hughes

Camden Partners Strategic Fund III-A, L.P.
500 East Pratt Street
Suite 1200
Baltimore, MD 21202
Attn: Donald W. Hughes

with copies to:

Jeffrey Kagan, Esq.
Wilmer Hale LLP
100 Light Street
Baltimore, Maryland 21202

Any such notice or communication shall be delivered by hand or by courier or sent certified or registered mail, return receipt requested, postage prepaid, addressed as above (or to such other address as such party may designate in a notice delivered as described above), and the third business day after the actual date of mailing shall constitute the time at which notice was given.

4. Severability . If any provision of this Agreement shall be declared to be invalid or unenforceable, in whole or in part, such invalidity or unenforceability shall not affect the remaining provisions hereof which shall remain in full force and effect.

5. Assignment . Neither this Agreement nor any rights or obligations hereunder shall be assignable or otherwise subject to hypothecation by any of the parties hereto.

6. Amendment . This Agreement may only be amended by written agreement of the parties hereto.

7. Survival . The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations. The provisions of this Section 7 are in addition to the survivorship provisions of any other section of this Agreement.

8. Governing Law . This Agreement shall be construed, interpreted, and governed in accordance with the laws of the State of New York, without reference to rules relating to conflicts of law.

9. Effect on Prior Agreements . This Agreement contains the entire understanding between the parties hereto and supersedes in all respects any prior or other agreement or understanding concerning the subject matter hereof between the Company and the Camden III Funds.

10. Counterparts . This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which, taken together, shall be deemed one document

11. Mutual Waiver of Jury Trial . BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST BENEFITS OF THE JUDICIAL SYSTEM, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT OR ANY DOCUMENTS RELATED HERETO.

12. Waiver . Each party acknowledges and permanently and irrevocably waives any and all claims against the other parties hereto in respect of any business opportunities not received by it pursuant to the terms of this Agreement.

[Signatures Follow on Next Page]

IN WITNESS WHEREOF, the parties hereto have executed this Right of First Refusal and Corporate Opportunities Agreement as of the date first specified above.

CAMDEN LEARNING CORPORATION

By:	/s/ David L. Warnock
Name: David L. Warnock
Title: President and Chief Executive Officer

CAMDEN PARTNERS STRATEGIC FUND III, L.P.

By:	Camden Partners Strategic III, LLC
Its General Partner

By:	Camden Partners Strategic Manager, LLC
Its Managing Member

By:	/s/ Donald W. Hughes
Name: Donald W. Hughes
Title: Managing Member

CAMDEN PARTNERS STRATEGIC FUND III-A, L.P.

By:	Camden Partners Strategic III, LLC
Its General Partner

By:	Camden Partners Strategic Manager, LLC
Its Managing Member

By:	/s/ Donald W. Hughes
Name: Donald W. Hughes
Title: Managing Member